                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

             -------------------------------------------------------

                             REGISTRATION STATEMENT
                                   ON FORM S-8
                                      Under
                           THE SECURITIES ACT OF 1933

                               TELTONE CORPORATION
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         WASHINGTON                                          91-0839067
(State or other jurisdiction                                (IRS Employer
of incorporation or organization)                         Identification No.)

    22121 - 20TH AVENUE S.E., BOTHELL, WASHINGTON               98021-4408
-------------------------------------------------------------------------------
      (Address of Principal Executive Offices)                   (Zip Code)

                   TELTONE CORPORATION 1992 STOCK OPTION PLAN
                            (Full title of the plan)

                                Richard W. Soshea
                            22121 -- 20th Avenue S.E.
                         Bothell, Washington 98021-4408
                     (Name and address of agent for service)
-------------------------------------------------------------------------------

                                 (206) 487-1515
          -------------------------------------------------------------
          (Telephone number, including area code, of agent for service)

                        Copies of all communications to:
                               Jonathan J. Fisher
                              Preston Gates & Ellis
                              5000 Columbia Center
                                701 Fifth Avenue
                         Seattle, Washington 98104-7078

                         CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------
Title of each class of                    Proposed maximum     Proposed maximum
   securities to be      Amount to be    offering price per   aggregate offering       Amount of
     registered(1)        registered          share(2)             price(2)        registration fee
----------------------   ------------    ------------------   ------------------   ----------------
    Common stock
    no par value        600,000 shares        $3.1406              $1,884,360           $497.47

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933 (the "Act"), this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) Based on the average of the bid and asked price on March 1, 2000 as reported on the NASD Bulletin Board System, exclusively used to calculate the registration fee pursuant to Rule 457(c).

                   The Index to Exhibits is located at Page 4.

     The contents of the registration statement on Form S-8, filed by Teltone Corporation on October 14, 1992, Number 33-53278, are incorporated by reference into this registration statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bothell, State of Washington on the 9th day of March, 2000.

                                                TELTONE CORPORATION

                                                /s/ Richard W. Soshea
                                                ---------------------------
                                                By Richard W. Soshea
                                                Its:  President

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard W. Soshea, his or her attorney-in-fact, for him or her in any and all capacities, to sign any amendments to this Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name                                         Title                              Date
----                                         -----                              ----

/s/ Richard W. Soshea               President and Chief Executive           March 9, 2000
-------------------------------     Officer, Director
Richard W. Soshea                   (Principal Executive Officer)


/s/ Debra Griffith                  Vice President, Finance and             March 9, 2000
-------------------------------     Chief Financial Officer
Debra Griffith                      (Principal Financial and
                                    Accounting Officer)


/s/ Charles L. Anderson             Director                                March 9, 2000
-------------------------------
Charles L. Anderson


/s/ Charles P. Waite                Director                                March 9, 2000
-------------------------------
Charles P. Waite


                                       2

/s/ Donald C. Wilson                Director                                March 9, 2000
-------------------------------
Donald C. Wilson


/s/ Paul Wythes                     Director                                March 9, 2000
-------------------------------
Paul Wythes


/s/ Tracy Storer                    Director                                March 9, 2000
-------------------------------
Tracy Storer

                                INDEX TO EXHIBITS

EXHIBIT NUMBER              DESCRIPTION                                     PAGE
--------------              -----------                                     ----

     23.1          Consent of Pricewaterhouse Coopers LLP                     5

     23.2          Consent of Preston Gates & Ellis LLP                       6












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